SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: July 5, 2000


                            WTAA International, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)




Florida                       0-28847                  65-0260846
----------------              -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)




          1027 South Rainbow Blvd., Unit #391, Las Vegas, Nevada 89145
           ----------------------------------------------------------
                                  (NEW ADDRESS)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (702) 341-6622




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ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

     On May 12, 2000, WTAA International, Inc. entered into a Share Purchase Agreement with shareholders of Tempus, Inc. in which WTAA International, Inc. acquired for $.01 per share, 1,230,000 shares outstanding (100%) of the Registrant for purpose of accomplishing a Merger of WTAA International, Inc. and Tempus, Inc.

     WTAA International, Inc. and Tempus, Inc. completed a merger on May 13, 2000 with WTAA International, Inc. being the surviving company pursuant to a Plan of Merger.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

               None.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

               None.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               None.

ITEM 5.    OTHER EVENTS

               None.

ITEM 6.    RESIGNATION AND APPOINTMENT OF OFFICERS AND DIRECTORS

               None.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

Financial Statements -

               None

Exhibits -     10.1  Certificate of Merger - Wyoming
               10.2  Certificate of Merger - Florida






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 5, 2000                               WTAA International, Inc.


                                                  By:/s/William McKay
                                                  President






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